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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




     Date of Report                                   September 20, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                    001-16587                   58-1597246
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)



                         10700 Richmond Ave., Suite 300
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On September 20, 2004, SurgiCare, Inc. (the "Company") issued 8,750,000 shares of common stock in connection to an agreement with American International Industries, Inc. ("AII") dated June 23, 2004 (press release filed on July 1,
2004) to convert the Company's 900,000 shares of Series AA Redeemable Preferred Stock held by AII. All other terms of the agreement were consummated August 2, 2004. The shares were issued upon approval of the listing of the shares on the American Stock Exchange obtained September 20, 2004. The stock was issued in reliance on the exemption provided by Section 4(2) of the Securities Act.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SURGICARE, INC.



Date:  September 22, 2004           By:   /s/  Keith LeBlanc
                                          ---------------------------------
                                          Keith LeBlanc
                                          President and Chief Executive Officer










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